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                                                                  EXHIBIT 10.11


                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT ("First Amendment") is made as of the ____ day of February, 1998, by and between ORIX HOGAN - BURT PINELLAS VENTURE ("Landlord") and DIGITAL LIGHTWAVE INC. ("Tenant")

                                 R E C I T A L S

         a. Landlord and Tenant have entered into that certain Lease Agreement with an Effective Date of January 14, 1998 (the "Lease").

         b. All of the defined terms used in the Lease shall have the same meaning in this First Amendment.

         c. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth in this First Amendment.

         NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, Landlord and Tenant agree as follows:

         1. The Recitals are incorporated herein and made a part hereof by this reference.

         2. The Substantial Completion Date as set forth in Section 2.5(e) of this Lease and all construction delivery dates and construction deadlines contained in Exhibit D of this Lease are hereby extended for a period of fifteen (15) days.

         3. Section 2.13(a) is hereby amended by dividing the $1,844,500.00 Tenant Improvement Allowance into two components, as follows: (i) Landlord hereby agrees to provide the amount of $944,500.00 ($10.24 per square foot for 92,225 square feet) for the Tenant Improvement Allowance, and (ii) Tenant hereby agrees to provide $900,000.00 for the Tenant Improvement Allowance, such amount shall be deposited by Tenant into a separate interest bearing escrow account to be held in escrow by Landlord as trustee to secure Tenant's obligations hereunder upon thirty (30) days after receipt of written notice from Landlord, provided, however, in no event shall such $900,000.00 escrow deposit be made earlier than June 15, 1998. In connection therewith, it is understood and agreed that the $944,500.00 Landlord component of the Tenant Improvement Allowance will be applied first to payment of the Tenant Improvement Allowance and then the $900,000.00 Tenant component of the Tenant Improvement Allowance will be withdrawn as needed from the escrow


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              account and applied to payment of the Tenant Improvement
              Allowance. Payments shall be disbursed from the escrow account upon Landlord's submission of an invoice to Tenant notifying Tenant that such amounts are due under the Tenant component of the Tenant Improvement Allowance. Tenant's failure to promptly make the $900,000 escrow deposit as required hereunder shall constitute an Event of Default under this Lease and entitle Landlord to draw such amount under the Letter of Credit on the terms and conditions set forth in Section 27 of this Lease. If any portion of the $900,000.00 escrow account has not been disbursed within sixty
              (60) days after Substantial Completion, such undisbursed portion shall be returned to Tenant by Landlord, together with all interest accrued thereon.

         4. Section 3.1(a)(i) is hereby amended to reduce the rent from "$923,154.00 per annum ($14.94 per Rentable Square Foot") to "$829,554.00 per annum ($13.43 per Rentable Square Foot)".

         5. Subsection (i) of the second paragraph of Section 3.1(a) is hereby amended to reduce the Base Rent for the Second Lease Year from "$1,400,897.76 per annum ($15.19 per Rentable Square Foot)" to "$1,307,297.76 per annum ($14.175 per Rentable Square Foot)".

         6. Section 27 is hereby amended to reduce the original stated amount of the Letter of Credit to be provided by Tenant thereunder from "$2,500,000.00" to "$2,300,000.00", and the amount of the replacement Letter of Credit for the "Second Lease Year" is changed from "$2,375,000.00" to "$2,300,000.00".

         7. Except as expressly amended by this First Amendment, all the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         8. This First Amendment may be executed in separate counterparts (facsimile transmission of signature pages shall be acceptable), each of which shall be deemed an original and all of such counterparts together shall constitute one and the same instrument.

         9.   The delivery dates for the letters of credit referenced in
              Section 27 and Section 29 of this Lease are hereby extended to February 20, 1998.

        10. Exhibit G of the Lease is hereby amended to reduce the Purchase Price as set forth in Section II thereof from "$15,436,963.00" to "$14,536,963.00".


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         IN WITNESS WHEREOF, the foregoing is entered into as of the date first above written.

                                     ORIX HOGAN BURT PINELLAS VENTURE,
                                       a Florida general partnership

                                     By its sole general partners:

                                         By:  Hogan - Burt DOT, Inc., a
                                              Florida corporation

                                              By:
                                                 -------------------------
Name:                                            Name:
    ---------------------                             --------------------
                                                 Title:
                                                       -------------------

Name:                                                  (corporate seal)
    ---------------------
                                              Dated:                 , 1998
                                                   ------------------



                                         By:  ORIX Pinellas, Inc., an Illinois
                                                corporation

                                              By:
                                                 -------------------------
Name:                                            Name:
    ---------------------                            ---------------------
                                                 Title:
                                                      --------------------

Name:                                                  (corporate seal)
    ---------------------
                                              Dated:                 , 1998
                                                   ------------------



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                                         TENANT:

                                         DIGITAL LIGHTWAVE, INC.



                                         By:                              (SEAL)
                                            ------------------------------
Name:                                       Name:
    --------------------                         ------------------------------
                                            Title:
                                                  -----------------------------


Name:                                    Dated:
    --------------------                       --------------------------------